FLEMING FUND


Dear Shareholder:

In spite of giving up the bulk of its earlier gains in the final two months, the Fleming Fund was still able to generate a positive return during the 10 1/2 month stub period of its first financial year, albeit a rather paltry 6.5%. While it is disappointing to have experienced severe share price declines for so many of the portfolio holdings during the stock market correction, the indiscriminate selling among mid cap stocks gave us an opportunity to build a concentrated portfolio of high quality companies at valuations which were simply not available at the Fund's inception a year ago. In fact it was not until September that the Fund became fully invested in equities. Given that price volatility can be beneficial when building a portfolio, the turnover rate of 73.34% was much higher than is likely in the future.

Since the middle of August it has felt as though U.S. equity managers have been switching their portfolios from cyclical to defensive. In the absence of new cash flows, particularly in the domestic equity mutual fund segment, this involves actually selling stocks thought to be at risk from a slowing economy and reinvesting in such rock solid sectors as drugs, food, electric and telephone utilities. On the face of it this is an entirely logical reaction in anticipation of waning consumer confidence and severe problems in emerging market economies but it also seems to be a reactionary rather than a predictive strategy. The utilities and pharmaceuticals have already performed exceedingly well in 1998 and are no longer particularly good value. By contrast the various cyclical sectors have seen declines which are symptomatic of a full blown bear market.

The Fund has concentrated its portfolio in discount retailing, lodging, diversified media, financial services and real estate in the belief that only a severe recession could derail the long term capital appreciation prospects for our chosen companies. We do not try to make predictions for the economy but do feel that blindly assuming such dire circumstances would be foolhardy. In most cases our investee companies are sharing our optimistic view by repurchasing their own shares in the market.

One exception to the repurchase trend is the real estate sector, where companies are obliged to pay out 90% of their earnings in dividends in order to preserve a favorable tax status. The sector has failed to live up to its defensive, rate-sensitive reputation in 1998. The average real estate investment trust
(REIT) has suffered a 20% decline and is now trading at about 10% below its underlying asset value. Real estate itself appears undervalued as an asset class, particularly when compared to bonds. The key to investing in this sector would appear to be identifying companies capable of growth without having to issue equity in a dormant capital market. Kimco Realty, our largest holding in the sector, is one such company and its stock has been a stellar performer this year (relatively, that is!)

Ironically the main reason for our affection for Marriott International is that it divested its real estate into Host Marriott some years ago. As a result the level of maintenance capital expenditure is very low and free cash flow is significantly higher than earnings. Amid anticipation of a downturn in the lodging industry Marriott has sold down to a level of approximately 11 times free cash flow per share. For a company with the best brands in its industry and a business model which uses other people's money to fund its growth this would seem to be a golden opportunity. Or else we are missing something!

Sincerely,


Jonathan Simon
President and Portfolio Manager of the Fleming Fund

                             FLEMING FLEDGLING FUND
                      ANNUAL REPORT TO SEPTEMBER 30TH 1998




Dear Shareholder:


While the past twelve months have clearly been somewhat traumatic for global equity and bond markets, I am pleased to report that the first year of your fund's existence resulted in strong investment performance relative to its benchmark and peer group. Since the Fund commenced operations on November 14th 1997 its net asset value declined to $9.47 per share, representing a total return of -5.15 percent for the period. This compared to the Lipper Small Cap Index's decline of 17.07 percent, and the Russell 2000 and Russell 2000 Growth at declines of 15.13 and 17.7 percent, respectively.


After starting the year in reasonable shape, the market correction that began for small cap stocks in April entered a more virulent phase in July as the narrow leadership cadre of supercap stocks began to crumble. It had become clear that small company stocks were not going to shine until the large cap mania was extinguished, and perhaps we can finally say that this seems to be in process. Even Warren Buffett's "inevitables," Coca Cola and Gillette, have fallen victim to their overseas exposures and experienced a decline in their lofty PE multiples. Large and small companies have lately been falling in tandem; it is our hope that small caps will finally assume leadership once the selling abates, as they did in 1991 and 1988 following prior sell-offs.


The positive side of a very painful period in the stock market has been the wringing out of many disturbing excesses. What clearer signal of a market top could there have been than the commercial banks' lemming-like acquisition of almost every major regional investment bank? Most of the fund's high quality growth stocks appeared to be reasonably valued going into this phase, but many were butchered in spite of this. However, starting with a clean sheet of paper, the portfolio appears to offer a valuation profile that is comparable to the beginning of the last cycle in September 1990. In the context of today's much lower interest rate environment, and in relation to large stocks, small caps look much cheaper. The difference this time is that the economic cycle is far more mature, and the tired U.S. growth locomotive finds little global help with its burden. Consequently your fund is primarily invested in service companies and exploiters of low-cost technology. The market's biggest issue in the near-term is going to be the delivery of expected earnings, and this will continue to be our primary emphasis in portfolio construction.

OUTLOOK

Given that small caps have been underperforming since 1994, and declining in absolute terms since April, we are inclined to believe that the worst pain is behind us, although year end tax-loss selling is likely to confuse the market in the very short term. However a dormant initial public offering market will improve supply-demand equilibrium, and permit the virtues of superior earnings momentum and lower valuation to shine through.

Sincerely,


Christopher M.V. Jones
Vice President and Portfolio Manager of the Fleming Fledgling Fund

FLEMING FUND

                       Fleming Fund    S&P 500        Wilshire 5000
     --------------------------------------------------------------
     13-Nov-97            10,000        10,000            10,000
     30-Nov-97            10,200        10,423            10,361
     31-Dec-97            10,490        10,587            10,538
     31-Jan-98            10,570        10,694            10,586
     28-Feb-98            11,072        11,447            11,341
     31-Mar-98            11,934        12,019            11,894
     30-Apr-98            11,994        12,128            12,024
     30-May-98            11,854        11,900            11,689
     30-Jun-98            11,974        12,369            12,085
     31-Jul-98            11,362        12,226            11,810
     31-Aug-98            10,169        10,443             9,957
     30-Sep-98            10,650        11,095            10,593

The Fleming Fund's average annual total return from its inception on November 13, 1997 through September 30, 1998 was 6.50%.

Past performance is not predictive of future performance.


FLEMING FLEDGLING FUND

                      Fledgling Fund   Russell 2000    Lipper Small Cap
     ------------------------------------------------------------------

     14-Nov-97            10,000          10,000            10,000
     30-Nov-97             9,970          10,035             9,813
     31-Dec-97            10,206          10,201             9,911
     31-Jan-98            10,386          10,038             9,720
     28-Feb-98            10,927          10,780            10,504
     31-Mar-98            11,618          11,220            10,973
     30-Apr-98            11,748          11,272            11,019
     30-May-98            11,298          10,658            10,409
     30-Jun-98            11,608          10,676            10,550
     31-Jul-98            10,777           9,798             9,814
     31-Aug-98             8,664           7,888             7,867
     30-Sep-98             9,485           8,487             8,293

The Fleming Fledgling Fund's average annual total return from its inception on November 14, 1997 through September 30, 1998 was -5.15%.

Past performance is not predictive of future performance.

                                  FLEMING FUND

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
   Shares         COMMON STOCKS:  96.6%                               Value
--------------------------------------------------------------------------------

                  BANKS:  4.8%
   1,600          Bank of New York Co., Inc.                       $    43,800
     600          Mellon Bank Corp.                                     33,037
     130          M & T Bank Corp.                                      59,930
                                                                   -----------
                                                                       136,767
                                                                   -----------
                  BEVERAGES:  2.1%
   1,100          Brown-Forman Corp. - Class A                          61,875
                                                                   -----------

                  BUILDING RELATED:  3.7%
   1,000          Martin Marietta Materials                             43,188
   2,500          Palm Harbor Homes, Inc.*                              62,187
                                                                   -----------
                                                                       105,375
                                                                   -----------

                  COMMERCIAL SERVICES:  5.2%
   3,200          Dun & Bradstreet Corp.                                86,400
   1,700          Galileo International, Inc.                           64,175
                                                                   -----------
                                                                       150,575
                                                                   -----------

                  CHEMICALS:  2.0%
   2,000          Sigma-Aldrich                                         57,750
                                                                   -----------

                  DISTRIBUTION/WHOLESALE:  5.0%
   3,600          VWR Scientific Products                               90,225
   3,100          Fisher Scientific International                       53,281
                                                                   -----------
                                                                       143,506
                                                                   -----------

                  DIVERSIFIED FINANCIAL:  0.8%
     700          SLM Holding Corp.                                     22,706
                                                                   -----------

                  FINANCE:  4.9%
   1,250          American Express Co.                                  97,031
     700          Federal National Mortgage Assoc.                      44,975
                                                                   -----------
                                                                       142,006
                                                                   -----------

                  FOOD:  1.9%
   4,000          Ral Corp Holdings, Inc.*                              56,000

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------

                  FOREST PRODUCTS & PAPER:  0.7%
   1,000          Schweitzer-Mauduit International, Inc.           $    21,750
                                                                   -----------

                  INSURANCE:  14.3%
   4,400          CNA Surety Corp.*                                     63,800
   3,000          Horace Mann Educators                                 90,000
   4,300          Medical Assurance, Inc.                              113,950
   1,500          NAC Re Corp.                                          73,875
   1,900          Torchmark Corp.                                       68,281
                                                                   -----------
                                                                       409,906
                                                                   -----------

                  INVESTMENT MANAGEMENT:  2.0%
   3,000          Waddell & Reed Financial                              57,000
                                                                   -----------

                  LODGING:  4.2%
   5,000          Marriott International, Inc. - Class A               119,375
                                                                   -----------

                  MEDIA:  11.3%
   1,900          E.W. Scripps Co.                                      82,650
   1,000          Pulitzer Publishing Co.                               79,125
   1,300          The Times Mirror Company                              69,062
   1,500          TCA Cable TV, Inc.                                    42,188
     100          Washington Post Co. - Class B                         51,100
                                                                   -----------
                                                                       324,125
                                                                   -----------

                  MISCELLANEOUS MANUFACTURING:  5.3%
   1,200          Carlisle Companies, Inc.                              46,725
   2,500          Hon Industries, Inc.                                  59,063
   1,700          Idex Corp.                                            45,156
                                                                   -----------
                                                                       150,944
                                                                   -----------

                  OIL FIELD MACHINERY & EQUIPMENT:  1.5%
   2,000          Weatherford International, Inc.*                      43,250
                                                                   -----------

                  OILS & GAS PRODUCERS:  2.0%
   1,800          Devon Energy Corp.                                    59,288
                                                                   -----------

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------

                  REAL ESTATE:  1.9%
   3,000          Security Capital Group - Class B*                $    54,000
                                                                   -----------

                  REITS:  6.0%
   4,500          Kimco Realty Corp.                                   171,000
                                                                   -----------

                  RETAIL:  12.8%
   1,800          Dayton-Hudson Corp.                                   64,350
   5,000          Hancock Fabrics                                       48,125
   4,666          Midas, Inc.                                          113,150
   1,600          Payless Shoesource, Inc.*                             66,200
   2,300          Shopko Stores, Inc.                                   74,750
                                                                   -----------
                                                                       366,575
                                                                   -----------

                  TELEPHONE COMMUNICATIONS:  1.8%
   2,000          Cincinnati Bell, Inc.                                 52,000
                                                                   -----------

                  TOBACCO:  2.4%
   1,500          Philip Morris Companies, Inc.                         69,094
                                                                   -----------

                  TOTAL COMMON STOCKS:  96.6%
                  (cost $2,889,352)                                $ 2,774,867
                                                                   -----------

                  CONVERTIBLE PREFERRED STOCK:  0.8%
                  ----------------------------------

                  REITS:  0.8%
     900          Kimco Realty Corp. Series D                           22,444
                  callable 6/19/01                                 -----------
                  (cost $21,080)

--------------------------------------------------------------------------------
Principal Amount          SHORT-TERM INVESTMENTS:  1.5%               Value
--------------------------------------------------------------------------------

  $43,473          Star Treasury Money Market Fund
                   (cost $43,473)                                      $43,473
                                                                   -----------

                   TOTAL INVESTMENTS
                   (cost $2,953,905):  98.9%                         2,840,784
                   Other Assets, less Liabilities:  1.1%                31,986
                                                                   -----------

                   NET ASSETS:  100.0%                              $2,872,770
                                                                    ==========

*Non-income producing security

                             FLEMING FLEDGLING FUND

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
  Shares            COMMON STOCKS:  95.0%                           Value
--------------------------------------------------------------------------------

                    ADVERTISING:  4.4%
    870             Advo, Inc.*                                 $      21,261
    849             TMP Worldwide, Inc.*                               27,858
                                                                -------------
                                                                       49,119
                                                                -------------

                    BANKS:  3.8%
    310             Investors Financial Services                       15,190
     58             M & T Bank Corp.                                   26,738
                                                                -------------
                                                                       41,928
                                                                -------------

                    CHEMICALS:  3.4%
  1,215             Scotts Co.*                                        37,209
                                                                -------------

                    COMMERCIAL SERVICES:  18.7%
  2,550             Ace Cash Express, Inc.*                            30,600
  1,000             Acnielsen Corp.*                                   22,250
  1,100             Coinmack Laundry Corp.*                            10,862
  3,160             Data Broadcasting Corp.*                           14,812
    370             Duff & Phelps Credit Rating                        17,043
    460             Envoy Corp.*                                       10,063
    800             Interim Services, Inc.*                            16,450
    765             Iron Mountain, Inc.*                               22,950
    690             Pittston Brink's Group                             24,150
    900             Rental Service Corp.*                              16,200
  2,790             Tyler Corp.*                                       21,274
                                                                -------------
                                                                      206,654
                                                                -------------

                    CONSULTING SERVICES:  1.3%
    340             Superior Consultants Holdings*                     14,790
                                                                -------------

                    DATA PROCESSING:  2.7%
    800             CCC Information Services*                          10,000
    400             Choicepoint, Inc.*                                 19,250
                                                                -------------
                                                                       29,250
                                                                -------------

                             FLEMING FLEDGLING FUND

--------------------------------------------------------------------------------
  Shares                                                            Value
--------------------------------------------------------------------------------

                    DISTRIBUTION/WHOLESALE:  8.9%
    260             CDW Computer Centers, Inc.*                  $     13,845
  1,700             Daisytek International Corp.*                      38,250
    860             Keystone Automotive Industries, Inc.*              16,985
    810             Scansource, Inc.*                                  12,757
    340             Tech Data Corp.*                                   17,021
                                                                 ------------
                                                                       98,858
                                                                 ------------

                    ELECTRICAL COMPONENTS & EQUIPMENT:  0.6%
     25             Jabil Circuit, Inc.*                                  869
    720             Vicor Corp.*                                        5,895
                                                                 ------------
                                                                        6,764
                                                                 ------------

                    ELECTRONICS:  4.6%
    760             Cyberoptics Corp.*                                  7,695
    980             Kemet Corp.*                                       10,902
    600             Pittway Corp. - Class A                            14,325
    360             Solectron Corp.*                                   17,280
                                                                 ------------
                                                                       50,202
                                                                 ------------

                    HAND/MACHINE TOOLS:  2.0%
    825             Applied Power, Inc. - Class A                      22,533
                                                                 ------------

                    HEALTH CARE: 1.7%
    675             Hanger Orthopedic Group*                           12,572
    720             Staar Surgical Co.*                                 6,525
                                                                 ------------
                                                                       19,097
                                                                 ------------

                    INSURANCE BROKERS:  1.2%
    350             Poe & Brown, Inc.                                  12,797
                                                                 ------------

                    LEISURE TIME:  1.1%
    850             American Classic Voyages*                          12,538
                                                                 ------------

                             FLEMING FLEDGLING FUND

--------------------------------------------------------------------------------
 Shares                                                              Value
--------------------------------------------------------------------------------

                    MEDIA:  6.6%
  1,190             Jones Intercable, Inc. - Class A *           $      29,601
    950             Penton Media, Inc.                                  12,944
  2,080             United Video Satellite*                             30,810
                                                                 -------------
                                                                        73,355
                                                                 -------------

                    MISCELLANEOUS MANUFACTURING:  3.7%
    400             Carbo Ceramics Inc.                                  9,100
    900             Hawk Corp. - Class A*                                8,663
  1,050             Mettler-Toledo International*                       22,575
                                                                 -------------
                                                                        40,338
                                                                 -------------

                    OILS & GAS PRODUCERS:  4.8%
  1,515             Newfield Exploration Co.*                           34,087
  1,650             Vintage Petroleum, Inc.                             18,975
                                                                 -------------
                                                                        53,062
                                                                 -------------

                    REAL ESTATE INVESTMENT MGMT.:  1.0%
  1,300             Grubb & Ellis Co.*                                  11,375
                                                                 -------------

                    REITS:  5.0%
    380             Kimco Realty Corp.                                  14,440
    800             Meridian Industrial Trust                           17,700
  1,090             SL Green Realty Corp.                               22,890
                                                                 -------------
                                                                        55,030
                                                                 -------------

                    RENTAL EQUIPMENT:  1.2%
    640             Cole National Corp.*                                13,320
                                                                 -------------

                    RETAIL:  4.3%
    625             Regis Corp.                                         19,687
    972             Sonic Corp.*                                        17,010
    550             Tractor Supply Co.*                                 10,863
                                                                 -------------
                                                                        47,560
                                                                 -------------
                    SEMICONDUCTORS:  1.4%
    450             Xilinx Inc.*                                        15,750
                                                                 -------------

                             FLEMING FLEDGLING FUND

--------------------------------------------------------------------------------
  Shares                                                            Value
--------------------------------------------------------------------------------

                    SOFTWARE:  6.1%
    550             Acxiom Corp.*                                $     13,647
    510             Advent Software, Inc.*                             17,436
    390             CSG Systems Int'l, Inc.*                           17,257
  1,250             Integrated Systems, Inc.*                          10,391
    600             Pegasystems, Inc.*                                  9,225
                                                                 ------------
                                                                       67,956
                                                                 ------------

                    TRANSPORTATION:  6.5%
  1,045             Air  Express International                         16,720
    410             Expeditors International Wash, Inc.                11,377
  1,000             Forward Air Corp.*                                 14,625
    780             Heartland Express, Inc.*                           12,870
  1,000             Landair Corp.*                                      4,000
    700             Swift Transporation Co.*                           12,163
                                                                 ------------
                                                                       71,755
                                                                 ------------

                    TOTAL COMMON STOCKS:  95.0%
                    (cost $1,173,062)                            $  1,051,240
                                                                 ------------


Principal Amount    SHORT-TERM INVESTMENTS:  2.6%
----------------    -----------------------------

  $28,507           Star Treasury Money Market Fund
                    (cost $28,507)                                    $28,507
                                                                 ------------

                    TOTAL INVESTMENTS
                    (cost $1,201,570):  97.6%                       1,079,747
                    Other Assets, less Liabilities:  2.4%              26,922
                                                                 ------------

                    NET ASSETS:  100.0%                          $  1,106,669
                                                                 ============

*Non-income producing security

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.


STATEMENTS OF ASSETS AND LIABILITIES, SEPTEMBER 30, 1998
--------------------------------------------------------------------------------
                                                     FLEMING   FLEMING FLEDGLING
                                                       FUND          FUND
--------------------------------------------------------------------------------
ASSETS
Investments securities at value
   (cost $2,953,905 and $1,201,570 respectively)   $ 2,840,784    $ 1,079,747

Receivables:
   Dividends and interest                                4,732            710
   Investment securities sold                             --            9,822
   From Adviser                                         20,351         22,741
Deferred organization costs, net                        57,299         57,347
Other Assets                                             6,092          3,607
                                                   -----------    -----------
   Total assets                                    $ 2,929,258    $ 1,173,974
                                                   -----------    -----------

LIABILITIES

Payables:
   For investment securities purchased                    --            7,623
Other accrued expenses                                  56,488         59,682
                                                   -----------    -----------
      Total liabilities                                 56,488         67,305
                                                   -----------    -----------

NET ASSETS                                         $ 2,872,770    $ 1,106,669
                                                   ===========    ===========

COMPOSITION OF NET ASSETS
   Paid-in capital                                 $ 2,910,817    $ 1,182,464
   Accumulated undistributed
      net investment income                             22,579          6,517
   Accumulated undistributed net realized gain
      on investments                                    52,495         39,511
   Net unrealized depreciation on investments         (113,121)      (121,823)
                                                   -----------    -----------
Net assets                                         $ 2,872,770    $ 1,106,669
                                                   ===========    ===========

Number of shares issued and outstanding
   (unlimited shares authorized no par value)          270,445        116,881
                                                   ===========    ===========

Net asset value per share                          $     10.62    $      9.47
                                                   ===========    ===========

See Accompanying Notes to Financial Statements.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.


STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                              FLEMING         FLEMING FLEDGLING
                                                FUND                 FUND
--------------------------------------------------------------------------------
                                           Nov. 13, 1997*       Nov. 14, 1997*
                                                 to                  to
                                         September 30, 1998   September 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME:
INCOME:
   Dividend income                            $  23,603          $   3,241
   Interest income                               16,502              7,846
                                              ---------          ---------
      Total income                               40,105             11,087

EXPENSES:
   Advisory fees                                 18,183             10,621
   Custodian fees                                 5,162              5,146
   Administration fees                           35,288             35,178
   Fund accounting fees                          17,642             17,588
   Transfer agent fees                           12,793             12,753
   Legal fees                                    14,537             14,564
   Insurance                                      6,176              6,157
   Audit fees                                    18,671             19,483
   Reports to shareholders                        2,647              2,639
   Registration fees                              2,119              2,112
   Directors fees                                 7,277              7,255
   Amortization of deferred
     organization costs                          11,375             11,350
   Miscellaneous expenses                         4,411              4,398
                                              ---------          ---------
       Total expenses                           156,281            149,244
       Expenses reimbursed/waived              (131,012)          (134,932)
                                              ---------          ---------
        Net expenses                             25,269             14,312
                                              ---------          ---------
NET INVESTMENT INCOME (LOSS)                     14,836             (3,225)
                                              ---------          ---------


NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                 52,495             39,511
Net change in unrealized depreciation
   on investments                              (113,121)          (121,823)
                                              ---------          ---------
Net realized and unrealized loss
   on investments                               (60,626)           (82,312)
                                              ---------          ---------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                  $ (45,790)         $ (85,537)
                                              =========          =========

*Commemcement of Operations

See Accompanying Notes to Financial Statements.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                              FLEMING         FLEMING FLEDGLING
                                                FUND                 FUND
--------------------------------------------------------------------------------
                                           Nov. 13, 1997*       Nov. 14, 1997*
                                                 to                  to
                                          September 30, 1998  September 30, 1998
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net investment income (loss)                $    14,836      $    (3,225)
   Net realized gain on investments                 52,495           39,511
   Net change in unrealized depreciation
      on investments                              (113,121)        (121,823)
                                               -----------      -----------
   Net decrease in net assets
      resulting from operations                    (45,790)         (85,537)
                                               -----------      -----------

Distributions to shareholders:
   From net investment income                       (3,632)          (1,608)

Capital share transactions:
   Proceeds from shares sold                     3,048,047        1,190,227
   Net asset value of shares issued on
      reinvestment of distributions                  3,632            1,608
   Cost of shares redeemed                        (229,487)         (98,021)
                                               -----------      -----------
   Net increase from capital share
       transactions                              2,822,192        1,093,814
                                               -----------      -----------

NET INCREASE IN NET ASSETS                       2,772,770        1,006,669

NET ASSETS
Beginning of period                                100,000          100,000
                                               -----------      -----------
End of period (including undistributed net
  investment income of $22,579 and $6,517
  respectively)                                $ 2,872,770      $ 1,106,669
                                               ===========      ===========

CHANGE IN SHARES
Shares sold                                        280,770          116,718
Shares issued on reinvestment of
   distributions                                       347              158
Shares redeemed                                    (20,672)          (9,995)
                                               -----------      -----------
   Net increase                                    260,445          106,881
                                               ===========      ===========

*Commemcement of Operations

See Accompanying Notes to Financial Statements.

FLEMING CAPITAL MUTUAL FUND GROUP, INC.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                          FLEMING               FLEMING FLEDGLING
                                                            FUND                      FUND
--------------------------------------------------------------------------------------------------
                                                      November 13, 1997*        November 14, 1997*
                                                              to                        to
                                                      September 30, 1998        September 30, 1998
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $      10.00                $   10.00

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                    0.11                     0.08
Net Realized and Unrealized Gains (Losses)
   on Investments                                               0.54                    (0.59)

Total from Investment Operations                                0.65                    (0.51)

LESS DISTRIBUTIONS:
Dividends from net investment income                           (0.03)                   (0.02)

NET ASSET VALUE, END OF PERIOD                          $      10.62                $    9.47

Total Return+                                                   6.50%                   (5.15%)

Net Assets at End of Period ('000)                      $      2,873                $   1,107

Ratio of Expenses to Average Net Assets
Before Expense Reimbursement++                                  7.72%                   13.84%
After Expense Reimbursement++                                   1.25%                    1.35%

Ratio of Net Investment Income (Loss) to Average++
  Net Assets (Net of Expense Reimbursement)                     0.73%                   (0.30%)

Portfolio Turnover Rate+                                       73.34%                   35.47%

* Commencement of operations
+ Not annualized
++ Annualized

See Accompanying Notes to Financial Statements.

                     Fleming Capital Mutual Fund Group, Inc.

                          Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

(1)      ORGANIZATION

         The Fleming Capital Mutual Fund Group, Inc., (the "Group"), was organized as a Maryland corporation on August 19, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group consist of two separate series: the Fleming Fund and the Fleming
         Fledgling Fund (each a "Fund" and collectively the "Funds"). Robert Fleming, Inc. (the "Adviser") serves as the investment adviser to the Funds and purchased 10,000 shares of each Fund on September 26, 1997. Investment operations began on November 13, 1997 for the Fleming Fund and November 14, 1997 for the Fleming Fledgling Fund.

(2)      SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Group in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to both Funds are allocated among them on a pro-rata basis.

         (a)      Investment Valuation

                  Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are traded. Short-term investments with maturities of sixty days or less are valued at amortized cost. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

                  Repurchase Agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention

                     Fleming Capital Mutual Fund Group, Inc.

                          Notes to Financial Statements

                               September 30, 1998
--------------------------------------------------------------------------------

                  of the collateral may be subject to legal proceedings.

         (b)      Organization Costs

                  Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and are amortized over 5 years. If any of the original shares of the Funds are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares outstanding at the time of redemption.

         (c)      Federal Income and Excise Taxes

                  The Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

         (d)      Distributions to Shareholders

                  Dividends from net investment income are generally declared and paid annually. Distributions of net realized gains, if any, are generally declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

                  Due to permanent book to tax differences relating to the treatment of deferred organizational expenses, the Fleming Fund and the Fleming Fledgling Fund reclassified $11,375 and $11,350, respectively, from accumulated undistributed net investment income (loss) to paid-in-capital. These reclassifications had no effect on net assets of the Funds.

         (e)      Investment Transactions and Investment Income

                  Investment transactions are accounted for on trade date. The Funds determine the gain or loss realized from investment transactions using the identified cost method. Dividend income is recognized on the ex-dividend

                     Fleming Capital Mutual Fund Group, Inc.

                               September 30, 1998
--------------------------------------------------------------------------------

                  date and interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified costs of investments.


(3)      INVESTMENT ADVISER AND OTHER TRANSACTIONS WITH AFFILIATES

         The Group has an Investment Advisory Agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds pay the Adviser equal to the following annual percentage of average daily net assets:

                  Fleming Fund              0.90%
                  Fledgling Fund            1.00%

         The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the annual expense limitation of 1.25% for the Fleming Fund and 1.35% for the Fleming Fledgling Fund of average daily net assets. For the Fleming Fund, during the period from November 13, 1997 (inception) to September 30, 1998, the Adviser reimbursed and waived $131,012 of expenses. For the Fleming Fledgling Fund, during the period from November 14, 1997 (inception) to September 30, 1998, the Adviser reimbursed and waived $134,932 of expenses. The Investment Advisory Agreement permits the Adviser to seek reimbursement of any reductions made to its advisory fees and payments made to limit expenses which are the responsibility of the Funds within the three-year period following such reduction, subject to the Funds ability to effect such reimbursement and remain in compliance with applicable expense limitations.

         Investment Company Administration Corporation is the Administrator to the Funds pursuant to an administration agreement. Each Fund pays the Administrator an annual fee equal to 0.10% of the first $200 million of average daily net assets, 0.05% of the next $300 million, and 0.03% assets over $500 million, payable monthly and subject to a minimum annual fee of $40,000 per Fund.

         First Fund Distributors, Inc. serves as the Distributor to the Funds pursuant to a Distribution Agreement. The Distributor receives no fee for its distribution services.

         Each independent Director is compensated by the Group at an annual rate of $5,000, plus related travel expense.

         Certain officers of the Adviser, Administrator and Distributor are also officers and/or Directors of the Funds.

                     Fleming Capital Mutual Fund Group, Inc.

                               September 30, 1998
--------------------------------------------------------------------------------

(4)      INVESTMENT TRANSACTIONS

         The aggregate purchases and sales of securities, excluding short-term investments, for the Funds are summarized below:

                                                          Fleming
                                Fleming Fund              Fledgling Fund
                                ------------              --------------
                                November 13, 1997         November 14, 1997
                                to September 30, 1998     to September 30, 1998


               Purchases        $4,263,399                $1,491,661

               Sales             1,405,462                   358,109



         At September 30, 1998, the Fleming Fund and the Fleming Fledgling Fund had gross unrealized appreciation and depreciation of investments, based on cost for the federal income tax purposes of $2,953,905 and $1,201,570 respectively, as follows:


                                                                 Fleming
                                           Fleming Fund          Fledgling Fund
                                           ------------          --------------

Gross appreciation                         $  156,856            $   79,510

Gross depreciation                           (269,977)             (201,333)
                                           ----------            ----------

Net unrealized depreciation on
  investments                              $ (113,121)           $ (121,823)
                                           ==========            ==========

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of Fleming Capital Mutual Fund Group, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fleming Capital Mutual Fund Group, Inc. (comprising, respectively, the Fleming Fund and the Fleming Fledgling Fund), as of September 30, 1998, and the related statements of operations, changes in net assets and the financial highlights for the period from November 13, 1997 and November 14, 1997, respectively, (commencement of operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Fleming Capital Mutual Fund Group, Inc., at September 30, 1998, the results of their operations, the changes in their net assets and their financial highlights for the period from November 13, 1997 and November 14, 1997, respectively, to September 30, 1998, in conformity with generally accepted accounting principles.




Ernst & Young LLP

New York, New York
November 6, 1998